OTHER INCOME	12 Months Ended
Dec. 31, 2023
Analysis of income and expense [abstract]
OTHER INCOME	OTHER INCOME
Other income is comprised of the following:

(in thousands of U.S. dollars)
For the years ended December 31	2023	2022

The Shops of Summerhill commercial rental	$1,441	$2,212
Insurance recoveries	342	861
Interest income	5,642	—
Net operating loss from non-core homes	(6,907)	—
Gain on sale - Bryson MPC Holdings LLC	—	5,060
Income from Bryson - pre-sale	—	2,753
Total other income	$518	$10,886